ION NETWORKS

Product Catalog

This ION Product Catalog is a "living" document - this means it is continually updated. Revisions of this Product Catalog can be located at: www.ion-networks.com/salessupport

This guide is intended solely for the use and information of ION Networks, Inc., its designated agents and their employees. The information was obtained from several different sources that are deemed reliable by all industry standards.

To the best of our knowledge, this information is accurate in all respects. However, neither ION Networks, Inc., nor any of its agents or employees ,shall be responsible for any inaccuracies contained herein.

Table of Contents

Introduction

The purpose of this document is to help ION customers determine the correct ION product, peripherals, and ION services needed to successfully order and deploy the ION solution. This document contains information on ION product part numbers, specifications, cabling, certifications, and ION services.

How to Order ION Products

Contacting

Whom do I contact when I need to order ION products?

To order ION products please contact your account representative

or

800.722.8986 (in US) or +1.908.546.3905

email: sales@ion-networks.com

120 Corporate Blvd.

South Plainfield, NJ 07080

In Europe:

+44 (0) 118.9482107

sscrace@ion-networks.com

Selecting an ION Appliance

What ION device meets my application needs?

Table 1 is a guide for determining the best ION device for your application. This table covers the most common configuration options. For a complete list of device configuration options, refer to the "ION Products" section of the product catalog or contact your ION representative.

Table 1: ION APPLIANCE SELECTOR

How many devices will you be connecting serially to the ION device?	Do you need to have more than one dial up session at a time?	Do you need VPN (encryption/FW) to encrypt admin sessions?	Will you need to monitor temperature, flood conditions, or dry contacts such as on a door or device alarm?	ION Appliance Option
1	No	No	No	SM110
Up to 2	No	Yes	No	SA5610
				SA5610-RW
Up to 4	Optional	No	No	3520
			Yes	3525
		Yes	No	5520
	No		Yes	5525
			Yes	SA5625
			No	SA5620-RW
Up to 8	No	Yes	No	SA5630
				SA5630-RW
Up to 16	Optional	No	No	3540
			Yes	3545
		Yes	No	5540
			Yes	5545
Up to 28	Optional	No	No	3560
			Yes	3565
		Yes	No	5560
			Yes	5565

Note: A 48 volt power option is available on 3500, 5500, and SA5600 devices.

Note: RW - Restriction of Hazardous Substances (RoHS) and Waste from Electrical and Electronic Equipment (WEEE) compliant

Did I remember the cable and power cords?

ION devices come with many of the cables and connectors required for a basic installation. To see what is included with each ION device, refer to the the "ION Products" section of this guide. For details on serial cables, refer to the "ION Serial Cables" section of this guide.

The default power cord shipped with an ION device is a North American plug. If installing the device in a country with a different plug type, refer to the "Power Cord Options" section of this guide to identify the correct power cord to order.

Software

PRIISMS is sized and priced according to a maximum number of concurrent connections. Refer to the "PRIISMS Gateway" section of this guide to select the PRIISMS license that best fits your operational needs. In addition, this section provides details on the server and software components needed to host this application.

For all of your product questions, please feel free to contact your ION Networks account representative.

ION Products

ION SA5600

System Components

- (2) Ethernet ports (100BaseT)
- 1 or 2 Modem(s) (V.92 - up to 56 Kbps)
- Storage capacity 90 Mb
- (1) Aux port cord (DB9 to DB9 null) 6'
- (1) Host port cord (RJ45 to DB9) 7'
- (1) 7' Telephone cord
- Wall mount kit included - Rack mount kit (optional)
- Document CD: Administrator Guide, Quick Install Guide, ST 520 Token

Dimensions and Weight

- Appliance - 12" x 11 x 2.1"
- Shipping Box - 16" x 14" x 6"
- Shipping Weight - 9 Lbs.

Power Requirements

- Maximum AC Input - 100/240 VAC~, 1.8 amp, 50-60 Hz, includes 6' IEC power cord
- 102 BTU/hr

Power Cord

- 6' North American - Part Number - NA (For example, 5610-NA)
- 6' Continental Europe - Part Number - EU
- 6' United Kingdom - Part Number - UK
- 8' Australia - Part Number - AU
- Refer to the "Power Cord Options" section for more options

SA5600 Appliance Models


ION
SA5600

Table 2: SA5600 APPLIANCE MODELS

PRODUCT CODE	PRODUCT CONFIGURATION
SA5610 SA5610-RW[1]	 • (2) Host ports • (1) Modem • RoHS/WEEE compliant
SA5620-RW[1]	 • (4) Host ports • (1) Modem • RoHS/WEEE compliant

Table 2: SA5600 APPLIANCE MODELS

PRODUCT CODE	PRODUCT CONFIGURATION
SA5620G2-RW[1]	SA5620 AUX EXT INT MODEM • (4) Host ports • (2) Modems • RoHS/WEEE compliant
SA5625	SA5625 AUX EXT INT MODEM • (4) Host ports • I/O Expansion - Includes (5) contact closures and (3)temperature sensor inputs
SA5630-RW[1]	SA5630 AUX EXT INT MODEM • (8) Host ports • (1) Modem • RoHS/WEEE compliant

Table 2: SA5600 APPLIANCE MODELS

PRODUCT CODE	PRODUCT CONFIGURATION
SA5630G2-RW[1]	SA5630 EXT INT MODEM • (8) Host ports • (2) Modems • RoHS/WEEE compliant

[1] **RW-RoHS/WEE compliant**

SA5600 Options And Accessories

Table 3: SA5600 OPTIONS and ACCESSORIES		
PRODUCT CODE	DESCRIPTION	
TMP-56	Temperature Sensor (5625 only)	
SMK-10	Smoke Detector	
WT10	Water Sensor	
IPC-DP1-10A	Intelligent Power Controller, Dataprobe 1-port unit, 10 Amp Includes 6' IEC power cord and ION cable Part # WC-45EDP	
IPC-DP4-15A	Intelligent Power Controller, Dataprobe 4-port unit, 15 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF7	IPC-DP4-15A
IPC-DP8-15A	Intelligent Power Controller, Dataprobe 8-port unit, 15 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF7	IPC-DP8-15A
IPC-DP8-20A	Intelligent Power Controller, Dataprobe 8-port unit, 20 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF7	IPC-DP8-20A
RM-56	Rack mount kit	

ION 5500

System Components

- (2) Ethernet ports (1-10BaseT, 1-100BaseT)
- Storage capacity 30 Mb
- (1) Aux port cable - (RJ45 to DB9) 7'
- (1) Host port cord (RJ45 to DB9) 7'
- 19"/23" rack and wall mount included
- Document CD: Administrator Guide, ST520 Token
- (1) 7' Telephone cord

Modems

- 1 or 2 Modem(s) (V.90 - up to 56 Kbps)
  - United States modem part number ends with "D" (55XXD)
  - International modem part number ends with "G" (55XXG)

Dimensions and Weight

- Appliance - 17"x11x1.75"
- Shipping Box - 23" x 16" x 6"
- Shipping Weight - 14 Lbs.

Power Requirements

- Maximum AC Input - 110/250 VAC, 0.5 amp, 50-60 Hz, includes 6' IEC power cord
- Maximum 48 VDC Input - 48 VDC @ 0.8 A

Power Cord

- 6' North American - Part Number - NA (For example, 55XXD-NA)
- 6' Continental Europe - Part Number (For example, 55XXG - EU)
- 6' United Kingdom - Part Number - UK
- 8' Australia - Part Number - AU
- Refer to the "Power Cord Options" section for more options

5500 Appliance Models



Table 4: 5500 APPLIANCE MODELS	
PRODUCT CODE	PRODUCT CONFIGURATION
5520D 5520G	 • (4) Host ports • (1) Modem
5525D 5525G	 • (4) Host ports • (1) Modem • I/O Expansion - Includes 5 contact closures, 2 temp sensor inputs, 1 A/D converter, and 2 mechanical relays
5540D 5540G	 • (16) Host ports • (1) Modem
5545D 5545G	 • (16) Host ports • (1) Modem • I/O Expansion - Includes 5 contact closures, 2 temp sensor inputs, 1 A/D converter, and 2 mechanical relays

Table 4: 5500 APPLIANCE MODELS	
PRODUCT CODE	**PRODUCT CONFIGURATION**
5560D 5560G	 • (28) Host ports • (1) Modem
5565D 5565G	 • (28) Host ports • (1) Modem • I/O Expansion - Includes 5 contact closures, 2 temp sensor inputs, 1 A/D converter, and 2 mechanical relays

5500 Options And Accessories

Table 5: 5500 OPTIONS and ACCESSORIES	
PRODUCT CODE	**DESCRIPTION**
Change "D" to "D2" in Product Code Above	Second US Modem (V.90 - up to 56 Kbps) (Factory Installed at time of unit order)
Change "G" to "G2" in Product Code Above	Second International Modem (V.90 - up to 56 Kbps) (Factory Installed at time of unit order)
Add -48 to End of Product Code Above	Dual - 48VDC input (No 110-220VAC Input) (Factory Installed at time of unit order)
TMP-10	Temperature Sensor (55X5 only)
SMK-10	Smoke Detector
WT10	Water Sensor
IPC-DP1-10A	Intelligent Power Controller, Dataprobe 1-port unit, 10 Amp Includes 6' IEC power cord and ION cable Part # WC-45EDP
IPC-DP4-15A	Intelligent Power Controller, Dataprobe 4-port unit, 15 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF30
IPC-DP8-15A	Intelligent Power Controller, Dataprobe 8-port unit, 15 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF30
IPC-DP8-20A	Intelligent Power Controller, Dataprobe 8-port unit, 20 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF30

ION 3500

System Components

- (1) Ethernet port (10BaseT)
- Storage capacity 30 Mb
- (1) Aux port cable - (RJ45 to DB9) 7'
- (1) Host port cord (RJ45 to DB9) 7'
- 19"/23" rack and wall mount included
- Document CD: Administrator Guide, ST520 Token
- (1) 7' Telephone cord

Modems

- 1 or 2 Modem(s) (V.90 - up to 56 Kbps)
    - United States modem part number ends with "D" (35XXD)
    - International modem part number end with "G" (35XXG)

Dimensions and Weight

- Appliance - 17"x11x1.75"
- Shipping Box - 23" x 16" x 6"
- Shipping Weight - 12 Lbs.

Power Requirements

- Maximum AC Input - 110/250 VAC, 0.5 amp, 50-60 Hz, includes 6' IEC power cord
- Maximum 48 VDC Input - 48 VDC @ 0.8 A

Power Cord

- 6' North American - Part Number - NA (For example, 35XXD-NA)
- 6' Continental Europe - Part Number (For example, 35XXG - EU)
- 6' United Kingdom - Part Number - UK
- 8' Australia - Part Number - AU
- Refer to the "Power Cord Options" section for more options

3500 Appliance Models



3500 Options and Accessories

Table 6: 3500 APPLIANCE MODELS	
PRODUCT CODE	PRODUCT CONFIGURATION
3520D 3520G	 • (4) Host ports • (1) Modem
3525D 3525G	 • (4) Host ports • (1) Modem • I/O Expansion - Includes 5 contact closures, 2 temp sensor inputs, 1 A/D converter, and 2 mechanical relays
3540D 3540G	 • (16) Host ports • (1) Modem
3545D 3545G	 • (16) Host ports • (1) Modem • I/O Expansion - Includes 5 contact closures, 2 temp sensor inputs, 1 A/D converter, and 2 mechanical relays

Table 6: 3500 APPLIANCE MODELS

PRODUCT CODE	PRODUCT CONFIGURATION
3560D 3560G	 • (28) Host ports • (1) Modem
3565D 3565G	 • (28) Host ports • (1) Modem • I/O Expansion - Includes 5 contact closures, 2 temp sensor inputs, 1 A/D converter, and 2 mechanical relays

3500 Options and Accessories

Table 7: 3500 OPTIONS and ACCESSORIES	
PRODUCT CODE	DESCRIPTION
Change "D" to "D2" in Product Code Above	Second US Modem (V.90 - up to 56 Kbps) (Factory Installed at time of unit order)
Change "G" to "G2" in Product Code Above	Second International Modem (V.90 - up to 56 Kbps) (Factory Installed at time of unit order)
Add -48 to End of Product Code Above	Dual - 48VDC input (No 110-220VAC Input) (Factory Installed at time of unit order)
TMP-10	Temperature Sensor (35X5 only)
SMK-10	Smoke Detector
WT10	Water Sensor
IPC-DP1-10A	Intelligent Power Controller, Dataprobe 1-port unit, 10 Amp Includes 6' IEC power cord and ION cable Part # WC-45EDP
IPC-DP4-15A	Intelligent Power Controller, Dataprobe 4-port unit, 15 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF30
IPC-DP8-15A	Intelligent Power Controller, Dataprobe 8-port unit, 15 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF30
IPC-DP8-20A	Intelligent Power Controller, Dataprobe 8-port unit, 20 Amp Includes 6' IEC power cord and ION cable Part # WC-45E9MF30

ION SM110 Secure Modem

System Components

- V.90 - up to 56 Kbps
- (1) DB25 to DB9 Console cable
- (1) 7' Telephone cord
- Document CD: Administrator Guide, SM User Commands Guide

Dimensions and Weight

- Appliance - 4.3" w x 1" h x 5.7" d
- Shipping Box - 7.5" w x 4" h x 7.5d"
- Shipping Weight - 3 Lbs

Power Requirements

- Maximum AC Input - 110/240 VAC, 0.5 amp, 50-60 Hz, includes 6' IEC power cord

Power Cord

- 6' North American - Part Number - NA
- 6' Continental Europe - Part Number - EU
- 6' United Kingdom - Part Number - UK
- 8' Australia - Part Number - AU
- See power cord section for more options

SM110 Appliance Model

Table 8: SM110 APPLIANCE MODEL

PRODUCT CODE	PRODUCT CONFIGURATION
SM110  SM110-NA SM110-EU SM110-UK SM110-AU	

SM110 Options and Accessories

PRODUCT CODE	DESCRIPTION
ST520	Secure Token 520

Note: If PRIISMS is licensed for use with the Secure Modem, the ST520 is provided at no charge.

ST520 Token

Table 9: ST520 TOKEN	
PRODUCT CODE	DESCRIPTION
ST520 Soft Token 	• Software token personal authenticator • Used to authenticate users accessing PRIISMS, security appliances, and secure modem • Supports PalmOS® v3.5 and Microsoft Windows® 98, NT 4.0, 2000, and XP • Available to PRIISMS customers at no additional charge

PRIISMS Gateway

PRIISMS and Modules

Table 10: PRIISMS and MODULES	
PRODUCT CODE	PRODUCT DESCRIPTION
PRIISMS 	• Single Sign On • ION Appliance management and monitoring tool • Pricing is per Server and is dependant on the number of concurrent sessions outbound from the PRIISMS server to endpoints • Supports Windows 2000 and Windows 2003 • See PRIISMS documentation for additional platform requirements
AGM	• Radius Module: This module allows PRIISMS to authenticate a user with an external RADIUS-based authentication server (such as RSA SecurID® and ActivCard®)
APL	• Application Proxy: This module enhances PRIISMS secure connectivity features to support GUI applications such as VNC (remote desktop) or Web-management applications

PRIISMS Pricing

Table 11: PRIISMS PRICING					
	CONCURRENT SESSIONS				
License	5 Concurrent Sessions	25 Concurrent Sessions	50 Concurrent Sessions	100 Concurrent Sessions	200 Concurrent Sessions
Software License per Server - Primary Server	(PR-5CS)	(PR-25CS)	(PR-50CS)	(PR-100CS)	(PR-200CS)
Software License per Server - Redundant Server	(PR-5CSR)	(PR-25CSR)	(PR-50CSR)	(PR-100CSR)	(PR-200CSR)
PRIISMS bundled with Server (Primary) PRIISMS (Software License) Server Hardware Microsoft Software Dell Support (Refer to Table 12 for specifications)	(PR-5CS-V)	(PR-25CS-V)	(PR-50CS-V)	(PR-100CS-V)	(PR-200CS-V)
PRIISMS bundled with Server (Secondary) PRIISMS (Software License) Server Hardware Microsoft Software Dell Support (Refer to Table 12 for specifications)	(PR-5CSR-V)	(PR-25CSR-V)	(PR-50CSR-V)	(PR-100CSR-V)	(PR-200CSR-V)

Note: Configurations requiring more than 200 concurrent sessions require additional servers.

Server Hardware Specifications

Table 12: PRIISMS SERVER SPECIFICATIONS		
	DELL PE 850	DELL PE 2950
Configuration Supported	50 or less concurrent sessions	More than 50 concurrent sessions
Case	1U Rack	2U Rack
Processor 1/CPU Speed	Pentium D	Xeon/3.8 GHz
Cache (MB)	2x1	2
DDR RAM (GB)	1	4
CD	24x CDR/DVD	24x CDR/DVD
Keyboard	Yes	Yes
Mouse	Yes	Yes
Monitor (15-inch FP)	Yes	Yes
Hardware and Software Support	3yr., 24x7, 4 hour response	3yr., 24x7, 4 hour response
HD 1, HD 2	80GB 7.2K SATA	36GB 15K U320 SCSI
HD 3	No	36GB 15K U320 SCSI
HD Configuration	RAID 1	RAID 5
Controller	CERC SATA RAID	PERC4DCei
NIC	Dual Onboard	Dual Onboard
Chassis	Rack Mount/Universal	Rack Mount/Universal
Power Supply	Single	Dual redundant
Operating System	Microsoft Windows 2003 Server Standard Edition (5 Client Access Licenses)	Microsoft Windows 2003 Server Standard Edition (5 Client Access Licenses)
SQL Server	Microsoft SQL Server 2005 (5 client access licenses)	Microsoft SQL Server 2005 (5 client access licenses)

Note: Server specifications change on a regular basis. Your ION representative will confirm your server hardware specifications at the time of order.

PRIISMS Hardware & Software Specifications

Server hardware

- Processor: Pentium P4 (Single Processor)
- RAM: 1 Gig
- Hard drive: 20 GB disk space
- CD-Rom: 24X
- Ethernet adapter: 10/100

High density modem options

- Modem Bank
    - Cisco and Ascend Remote Access Server devices
    - Digi Rapidport

Operating system

- Microsoft Windows 2000 and 2003

SQL database management system

- Microsoft SQL Server 2000 and 2005

Web server

- Microsoft IIS (Version 6.0)

Software clients

Web client software (Required)

- Internet Explorer 6.0 or Firefox
- Java Run Time Environment

Terminal emulator software (optional)

- HyperTerminal
- Putty
- Tera Term
- Secure CRT
- Procomm
- Telnet - Solaris/Linux/Windows

Services

Professional Services

ION Networks Professional Services are offered to ION customers.

SERVICE CODE	DESCRIPTION
PRO-100	• ION Networks professional services personnel can perform training, custom-software development, and on-site engineering • No partial day billing • Overtime & weekends - additional cost per hour, minimum of three hours • Transportation, hotel, meals, and all other travel-related expenses are not included in the professional services rate schedule and will be billed to customers at cost

A fee is required for ION installation of customer custom configuration files.

Note: This fee is waived for ION SecureCare customers.

ION Maintenance Plans

ION SecureCare: Appliances

PRODUCT CODE	DESCRIPTION	COVERS
ISCA	Annual SecureCare maintenance for ION appliances, including ISOS software and hardware	• 24 x 7 Technical Assistance Center (TAC) with two hour response • Free repair of hardware defects • Cross shipping of replacement appliances (with RMA) • Free patches for ISOS software defects • 50% Discount for ISOS software upgrades DOES NOT Cover: • Shipping, taxes, and duties for International customers

ION SecureCare: PRIISMS

PRODUCT CODE	DESCRIPTION	COVERS
ISCS	Annual SecureCare maintenance for ION PRIISMS	• 24 x 7 Technical Assistance Center (TAC) with two hour response • Free PRIISMS software upgrades • Free patches for PRIISMS software defects

Standard Coverage: Tier 1 Support

PRODUCT CODE	DESCRIPTION	COVERS
IS-Tier1	Annual tier 1 maintenance for ION appliance	• 9 AM to 5 PM EST M-F telephone support with four-hour response • Repairs: Time & materials basis only; $50 per hour fee (min 1 hour); Estimate provided if costs to exceed $250; Shipping costs customer responsibility • Free patches for Appliance software defects • 25% discount for ISOS software upgrades.

Standard Coverage: Tier 4 Support

PRODUCT CODE	DESCRIPTION	COVERS
IS-Tier4	Annual tier 4 maintenance for ION appliance	• 9 AM to 5 PM EST M-F Telephone support with four-hour response • Repairs: Time & materials basis only; $50 per hour fee (min 1 hour); Estimate provided if costs to exceed $250; Shipping costs customer responsibility • Free patches for Appliance software defects • 50% discount for ISOS software upgrades.

Notes:

1. Maintenance releases include bug fixes and security patches. Support will be provided for 2 prior releases only.
2. New feature prices provided at time of announcement.
3. ION reserves the right not to accept for repair, any appliance that has been opened, altered in any manner, attempted to be repaired, or has had components replaced by someone other than a representative of ION Networks. ION will notify customer upon receipt of any appliances in this condition.

Warranty

Products are warranted against hardware defects for a period of 12 months and software defects for a period of 3 months from the date of shipment. Hardware products found defective within 30 days of shipment will be replaced free of charge. After the initial 30-day period, ION will not replace a defective appliance, but will repair the defective appliance and return it to the customer within 10 business days, shipping charges are the responsibility of the customer.

Hardware Repair Service Program

Hardware products no longer under warranty or an ION maintenance program, can be repaired on a time and materials basis. The customer must contact technical support to obtain an RMA number. Technical support will not attempt to troubleshoot the problem. All shipping charges are the responsibility of the customer. There is a minimum repair fee of $350 per appliance. Estimates are provided for repairs that are greater than $350.

Telephone Support

Customers that do not have a Maintenance support plan can receive telephone support on a per-incident basis. Phone support is offered Monday through Friday 9 AM to 5 PM EST. The phone support fee is $350 for the first 30 minutes plus $50 for each additional 30 minutes.

Modem Certifications

Table 13: MODEM CERTIFICATIONS

COUNTRY	SECURE MODEM	SA5600	3500/5500	PLUG NAME
Argentina	Approved	Approved		Europe, Australia
Australia	Approved	Approved	Approved	Australia
Austria	Approved	Approved	Approved	Europe
Bahamas			Approved	North America, India
Bahrain		3rd Party		United Kingdom, India
Bangladesh			Approved	Europe
Barbados			Approved	North America
Belgium	Approved	Approved	Approved	Europe, France
Belize			Approved	North America
Bermuda			Approved	North America
Bhutan			Approved	Europe, North America
Bolivia			Approved	Europe, North America
Bosnia and Herzegovina			Approved	Europe
Brazil	Approved	Approved		Europe, North America
Brunei Darussalam			Approved	United Kingdom
Burma			Approved	United Kingdom
Canada	Approved	Approved	Approved	North America
Channel Islands			Approved	Europe, United Kingdom
Chile	Approved	Approved	Approved	Europe
China	Approved	Approved		Europe, China
Columbia			Approved	North America
Costa Rica			Approved	North America, United Kingdom
Croatia			Approved	Europe
Cyprus	Approved	Approved		United Kingdom, India
Czech Republic	Approved	Approved		Europe
Denmark	Approved	Approved		Europe, Denmark
Dominican Republic			Approved	North America
Ecuador		3rd Party	Approved	North America
El Salvador			Approved	North America
Estonia		Approved		Europe
Finland	Approved	Approved	Approved	Europe
France	Approved	Approved	Approved	Europe, France

Table 13: MODEM CERTIFICATIONS				
COUNTRY	SECURE MODEM	SA5600	3500/5500	PLUG NAME
Germany	Approved	Approved	Approved	Europe
Ghana			Approved	Europe, United Kingdom, India
Greece	Approved	Approved	Approved	Europe
Guatemala			Approved	North America
Honduras			Approved	North America
Hong Kong	Approved	Approved		United Kingdom, India
Hungary	Approved	Approved		Europe
Iceland	Approved	Approved	Approved	Europe
India	Approved	Approved		India
Indonesia	Approved	Approved		Europe
Ireland	Approved	Approved	Approved	Europe, United Kingdom
Israel		Approved		Europe, Israel
Italy	Approved	Approved	Approved	Europe, Italy
Jamaica			Approved	North America
Japan	Approved	Approved	Approved	North America
Korea, Republic Of	Approved	Approved		Europe
Kuwait			Approved	United Kingdom, India
Latvia	Approved	Approved	Approved	Europe
Lebanon	Approved		Approved	Europe, United Kingdom
Liechtenstein	Approved	Approved	Approved	Europe, Switzerland
Lithuania	Approved	Approved	Approved	Europe
Luxembourg	Approved	Approved	Approved	Europe
Macedonia			Approved	Europe
Malaysia		3rd Party		United Kingdom
Maldives			Approved	Europe
Malta	Approved	Approved		United Kingdom
Mexico	Approved	Approved		North America
Morocco		3rd Party		Europe, France
Nepal			Approved	Europe, India
Netherlands	Approved	Approved	Approved	Europe
New Zealand	Approved	Approved	Approved	Australia
Nigeria			Approved	United Kingdom
NL Antilles			Approved	Europe, North America
Norway	Approved	Approved	Approved	Europe
Pakistan			Approved	India
Panama			Approved	North America
Paraguay			Approved	Europe

Table 13: MODEM CERTIFICATIONS				
COUNTRY	SECURE MODEM	SA5600	3500/5500	PLUG NAME
Philippines	Approved	Approved		North America
Poland	Approved	Approved	Approved	Europe
Portugal	Approved	Approved	Approved	Europe
Puerto Rico			Approved	North America
Romania	Approved	3rd Party		Europe
Russian Federation	Approved	Approved		Europe
Saudi Arabia			Approved	North America, Europe, UK
Singapore	Approved	Approved		United Kingdom
Slovakia	Approved	Approved		Europe
Slovenia	Approved	Approved		Europe
South Africa	Approved	Approved		United Kingdom, India
Spain	Approved	Approved	Approved	Europe
Sri-Lanka		3rd Party		Europe, United Kingdom
Suriname			Approved	Europe, North America
Sweden	Approved	Approved	Approved	Europe
Switzerland	Approved	Approved	Approved	Switzerland
Syria			Approved	Europe
Taiwan Province of China	Approved	Approved		North America
Thailand		Approved	Approved	Europe, North America
Tonga			Approved	Australia
Trinidad and Tobago			Approved	North America
Turkey	Approved	Approved		Europe, United Kingdom
United Kingdom	Approved	Approved		United Kingdom
United States	Approved	Approved	Approved	North America
Uruguay		3rd Party		Europe, Australia
Venezuela			Approved	Europe, North America
Vietnam			Approved	Europe, North America, France
Yemen			Approved	United Kingdom, India
Zambia			Approved	United Kingdom, India

Approved: Manufacturer (Multitech & TDK) received certification to import modem

3rd Party: 3rd Party acquired certification - ION cannot obtain copies of these documents

Power Cord Options

North American Power Cord



Cord part number: IEC-NA

Certified: Bahamas*, Barbados*, Belize*, Bermuda*, Bolivia*, Brazil^^, Canada^, Columbia*, Costa Rica*, Dominican Republic*, Ecuador^^^, El Salvador*, Guatemala*, Honduras*, Jamaica*, Japan^, Mexico^^, NL Antilles*, Panama*, Philippines^^, Puerto Rico*, Saudi Arabia*, Suriname*, Taiwan^^, Trinidad*, United States^, Venezuela*, Vietnam*

Non-certified: American Samoa, Anguilla, Antigua and Barbuda, Aruba, Cambodia, Cayman Islands, Guam, Guyana, Haiti, Liberia, Montserrat, Nicaragua, Tahiti, Tobago, Virgin Islands

Continental Europe Power Cord



Cord part number: IEC-EU

Certified: Argentina^^, Austria^, Bangladesh*, Bolivia* Bosnia*, Belgium^, Channel Islands*, Chile^, China^^, Croatia*, Czech Republic^^, Denmark^, Estonia***, Finland^, France^, Greece^, Germany^, Ghana*, Hungary^^, Iceland^, Indonesia^^, Italy^, South Korea^^, Latvia^, Lebanon*, Liechtenstein^, Lithuania^, Luxembourg^, Macedonia*, Maldives*, Netherlands^, Nepal*, NL Antilles*,

Norway^, Paraguay*, Poland^, Portugal^, Romania**, Russian Federation^^, Slovakia^^, Saudi Arabia*, Slovenia^^, Sri-Lanka**, Spain^, Suriname*, Sweden^, Syria*, Thailand*, Turkey^^, Uruguay**, Venezuela*, Vietnam*

Non-certified: Afghanistan, Albania, Algeria, Andorra, Angola, Armenia, Azerbaijan, Belarus, Benin, Bulgaria, Burkina Faso, Burundi, Cameroon, Canary Islands, Cape Verde, Central African Republic, Chad, Congo, Cote D'Ivoire, Djibouti, East Timor, Egypt, Equatorial Guinea, Ethiopia, Faero Islands, Guiana, French Polynesia, Gabon, Georgia, Gibraltar, Greenland, Guadeloupe, Guernsey CI, Guinea, Israel, Jersey CI, Jordan, Kazakhstan, Kyrgyzstan, Lao People's Democratic Republic, Libya, Luxembourg, Madagascar, Monaco, Mongolia, Mozambique, Namibia, Mali, Martinique, Mauritania, Mayotte, New Caledonia, Niger, Oman, Palestine Territory, Peru, Reunion, Rwanda, Senegal, Solomon Islands, Sudan, Surinam, Syrian Arab Republic, Tajikistan, Togo, Tunisia, Turkmenistan, Turks and Caicos, Ukraine, UAE, Uzbekistan, Vanuatu, Yugoslavia,

United Kingdom Power Cord



Cord part number: IEC-UK

Certified: Bahrain**, Brunei*, Burma*, Channel Islands*, Costa Rica*, Cyprus^^, Ghana*, Hong Kong^^, Ireland^, Kuwait*, Lebanon*, Malaysia^^, Malta***, Nigeria*, Saudi Arabia*, South Africa^^, Singapore^^, Sri-Lanka**, United Kingdom^, Yemen*, Zambia*

Non-certified: Bhutan, Botswana, Darussalam, Dominica, Gambia, Grenada, Isle of Man, Kenya, Macau, Malawi, Mauritius, Qatar, Saint Kitts & Nevis, Saint Lucia, Saint Vincent and Grenadines, Seychelles, Sierra Leone, Swaziland, Tanzania, Uganda, Zimbabwe

Australia Power Cord



Cord part number: IEC-AU

Certified: Argentina^^, Australia^, New Zealand^, Tonga*, Uruguay**

Non-certified: Cook Islands, Fiji, Nauru, Papua New Guinea, Samoa

China Power Cord



Cord part number: IEC-CN

Certified: China ^^

Denmark Power Cord



Cord part number: IEC-DK

Certified: Denmark ^

France Power Cord





- **Cord part number:** IEC-FR
- **Certified:** Belgium^, France^, Morocco**, Vietnam*

India Power Cord





Cord part number: IEC-IN

Certified: Bahamas*, Bahrain**, Cyprus^^, Ghana*, Hong Kong^^, India^^, Kuwait*, Nepal*, Pakistan*, South Africa^^, Yemen*, Zambia*

Italy Power Cord





Cord part number: IEC-IT

Certified: Italy^

New Zealand Power Cord



Cord part number: IEC-NZ

Certified: New Zealand^

Switzerland Power Cord



Cord part number: IEC-SW

Certified: Switzerland^, Liechtenstein^

Power Cord Example:

Country specific wall plug **EC C13 plug to power pack**



All power cords are 6 Feet except for Australia, which is 8 feet. Different cord lengths are special order items.

^	Certified for all products
*	3500/5500 modem certification only
^^	Secure Modem & SA5600 certification
**	SA5600 modem certification only
^^^	SA5600 modem & 3500/5500 modem certification
***	Secure modem certification only

ION Serial Cables

This section provides information on the various types of serial cables that are used to connect an ION appliance (SM110, 3500, 5500, SA5600) host port to the console ports of endpoint devices such as routers, switches, VoIP platforms, and other voice devices. Based on the information contained within this document, you can produce your own cables or purchase the cables from ION.

This section is divided into four parts:

1. Fundamentals of serial connectivity
2. How to build your own cables
3. Serial Cable Pricing and Part Numbers
4. Serial Cable Compatibility Chart

There are two ways to use this section.

1. If you are a first time user of the ION solution and want to gain a general understanding of serial communication and connectivity, you would read the document from start to finish.
2. If you need to connect an ION appliance to a specific device, locate your device in Table 16, "THIRD PARTY DEVICES," on page 49. With this information, you can either contact ION to purchase the specific cable, or determine the serial cable pinouts you need and build your own cable.

Though we cannot cover every cable option, this document should cover the majority of your connectivity needs. If your device is not included in Table 16, or if you require additional support, please contact your ION Networks representative or ION Networks Technical Support at: support@ion-networks.com.

Serial Connectivity Basics

The RS-232 standard defines the two devices connected with a serial cable as the Data Terminal Equipment (DTE) and Data Circuit-Terminating Equipment (DCE). A good example of a DTE port is the serial port on a Personal Computer while an example of a DCE port is the serial port on an external modem. This terminology reflects the RS-232 origin as a standard for communication between a computer terminal and a modem.


Com 1 or Com 2
DTE port
Serial Cable
Serial port
DCE Port
TALK / DATA
TALK
RS CS TR RD TD CD
Endpoint
console
DTE
TX
RX
RTS
CTS
DTR
DSR
CD
RI
GND
Connection
Modem
serial port
DCE
TX
RX
RTS
CTS
DTR
DSR
CD
RI
GND

Figure 1: DTE to DCE Serial Cable Signaling

The information at the bottom of Figure 1 details the serial cable signaling between the DTE and DCE interface.

Maximum Serial (RS-232) Cable Length

The RS232 standard specifies the maximum cable length conservatively as 50 feet at a data rate of 19,200 baud. In practice, however, much greater distances can be achieved. Although not part of the official standard, the ITU Recommendation V.10 supports the cable length recommendations shown in Table 14.

Table 14: ITU CABLE LENGTH RECOMMENDATION

DATA RATE	MAXIMUM CABLE LENGTH	
Baud	**Meters**	**Feet**
1200	1000	3300
9600	100	330
57600	50	150
115200	10	30

Customer deployments and ION's own testing have attained reliable communication at 57,600 baud over 300 feet of Category 5 (Cat 5) cable. These results were observed under typical environmental conditions; your individual results will vary depending on the type and quality of cable used, the data rate, and the amount of electromagnetic interference generated by nearby equipment. In general, longer distances can be achieved by reducing the data rate.

Connectivity Between an ION Device and an Endpoint

ION host port connection to a device with a DTE serial interface

The SA5600 Host ports and the SM110 serial port are DCE interfaces. When connecting to DTE equipment, such as a PC, a "Straight" Serial cable is required. Each signal on the ION appliance should be connected to the same signal on the DTE port. The AUX (console) port on the SA5600 (only) is a DTE interface presented on a male DB9 connector.


Com 1 or Com 2
DTE port
Serial Cable
Host port
DCE Port
SA5600
Com 1 or Com 2
DTE port
Serial
Cable
DCE Port
Endpoint
console
DTE
Connection
ION
host port
DCE
TX
RX
RTS
CTS
DTR
DSR
CD
RI
GND
TX
RX
RTS
CTS
DTR
DSR
CD
RI
GND

Figure 2: DTE to DCE (Straight) Serial Cabling

ION host port connection to a device with a DCE serial interface

When connecting the ION appliance to a device with a DCE serial port, use a Null Host cable as shown in Figure 3.


DCE Serial Admin port
DCE Serial Admin port
Serial Cable
Host port
DCE Port
Serial Cable
DCE Port
ION
SA5600
Endpoint
console
DCE
ION
host port
DCE
Connection
TX — RX
RX — TX
RTS — CTS
CTS — RTS
DTR — CD
CD — DTR
GND — GND

Figure 3: DCE to DCE (Null Host) Serial Cabling

Though there are standard pinouts for serial RS232 connectors and cables, not all devices follow the standard. This makes it impossible to build "universal" cables for use with all types of equipment. Instead, a custom cable may be necessary for certain devices.

Figure 4 shows the serial port pinouts of ION appliances; this should assist you in building custom cables for those times that a standard cable does not work. With the pin connectivity described in Figure 4, and the RS232 signal pinouts of the endpoint, you should have all the information necessary to create your own cable. Should you need additional help, please contact your ION Networks account representative or contact our support team at: support@ionnetworks.com.

Standard Serial Cable Part Numbers and Pin out Diagrams

This section provides the pinout information for building the serial cables used to connect ION appliances to the console ports of widely used devices.

If you would like to order these cables from ION Networks, the part numbers are provided beneath the cable descriptions.

Figures 4 through 8 detail the pinouts of a "Straight" serial cable used to connect a networking device with a DTE serial interface to the Host port of an ION appliance.


3500/5500/5600
RJ45
1 DSR
2 DTR
3 CD
4 GND
5 TxD
6 RxD
7 RTS
8 CTS
12345678
SM110
1 2 3 4 5 6 7 8 9 10 11 12 13
14 15 16 17 18 19 20 21 22 23 24 25
2 TxD
3 RxD
4 RTS
5 CTS
6 DSR
7 GND
8 CD
20 DTR
22 RI

Figure 4: Serial port (host port) pinouts for ION appliances


3500/5500/5600 - RJ45 to DB9 (Straight cable)
Part # WC-45E9MF7
RJ45
DB9
DSR 1 — 6 DSR
DTR 2 — 4 DTR
CD 3 — 1 CD
GND 4 — 5 GND
TxD 5 — 3 TxD
RxD 6 — 2 RxD
RTS 7 — 7 RTS
CTS 8 — 8 CTS
9
12345678
1 2 3 4 5
6 7 8 9
Specifications:
7 foot long cable
DB9 male adapter with a female converter

Figure 5: 3500/5500/5600 - RJ45 to DB9 (Straight) Cable


SM110 - DB25 to DB9 (Straight cable)
Part # WC-9MF25M7
DB25
DB9
TxD 2 — 3 TxD
RxD 3 — 2 RxD
RTS 4 — 7 RTS
CTS 5 — 8 CTS
DSR 6 — 6 DSR
GND 7 — 5 GND
CD 8 — 1 CD
DTR 20 — 4 DTR
1 2 3 4 5 6 7 8 9 10 11 12 13
14 15 16 17 18 19 20 21 22 23 24 25
1 2 3 4 5
6 7 8 9
Specifications:
7 foot long cable
DB9 male adapter with a female converter

Figure 6: SM110 - DB25 to DB9 (Straight) Cable


3500/5500/5600 - RJ45 to DB 25 (Straight cable)
Part # WC-45E25MF7
RJ45
DB25
DSR 1 — 6 DSR
DTR 2 — 20 DTR
CD 3 — 8 CD
GND 4 — 7 GND
TxD 5 — 2 TxD
RxD 6 — 3 RxD
RTS 7 — 4 RTS
CTS 8 — 5 CTS
1 2 3 4 5 6 7 8
1 2 3 4 5 6 7 8 9 10 11 12 13
14 15 16 17 18 19 20 21 22 23 24 25
Specifications:
7 foot long cable
DB25 male adapter with a female converter

Figure 7: 3500/5500/5600 - RJ45 to DB25 (Straight) Cable


SM110 - DB25 to DB25 (Straight cable)
Part # WC-25MF25M7
DB25
DB25
TxD 2 — 2 TxD
RxD 3 — 3 RxD
RTS 4 — 4 RTS
CTS 5 — 5 CTS
DSR 6 — 6 DSR
GND 7 — 7 GND
CD 8 — 8 CD
DTR 20 — 20 DTR
1 2 3 4 5 6 7 8 9 10 11 12 13
14 15 16 17 18 19 20 21 22 23 24 25
Specifications:
7 foot long cable
DB25 male adapter with a female converter

Figure 8: SM110 - DB25 to DB25 (Straight) Cable

Figures 9 through 12 detail the pin-outs of a "Null host" serial cable used to connect a networking device with a DCE serial interface to an ION appliance (DCE) host port.


3500/5500/5600 - RJ45 to DB9 (Null host cable)
Part # WC-45E9NMF7
RJ45
DB9
DSR 1 CUT
DTR 2 — 1 CD
CD 3 — 4 DTR
GND 4 — 5 GND
TxD 5 — 2 RxD
RxD 6 — 3 TxD
RTS 7 — 8 CTS
CTS 8 — 7 RTS
9
12345678
1 2 3 4 5
6 7 8 9
Specifications:
7 foot long cable
DB9 male adapter with a female converter

Figure 9: 3500/5500/5600 - RJ45 to DB9 (Null Host) Cable


DB25 to DB9 (Null host cable)
Part # WC-9MF25NM7
DB25
DB9
TxD 2 — 2 RxD
RxD 3 — 3 TxD
RTS 4 — 8 CTS
CTS 5 — 7 RTS
GND 7 — 5 GND
CD 8 — 4 DTR
DTR 20 — 1 CD
Specifications:
7 foot long cable
DB9 male adapter with a female converter

Figure 10: DB25 to DB9 (Null Host) Cable


3500/5500/5600 - RJ45 to DB25 (Null host cable)
Part # WC-45E25NMF7
RJ45
DB25
DSR 1 X CUT
DTR 2 — 8 CD
CD 3 — 20 DTR
GND 4 — 7 GND
TxD 5 — 3 RxD
RxD 6 — 2 TxD
RTS 7 — 5 CTS
CTS 8 — 4 RTS
12345678
Specifications:
7 foot long cable
DB25 male adapter with a female converter

Figure 11: 3500/5500/5600 - RJ45 to DB25 (Null Host) Cable


SM110 - DB25 to DB25 (Null host cable)
Part # WC-25MF25NM7
DB25
DB25
RxD 3
2 TxD
TxD 2
3 RxD
CTS 5
4 RTS
RTS 4
5 CTS
GND 7
7 GND
DTR 20
8 CD
CD 8
20 DTR
RI 22
22 RI
1 2 3 4 5 6 7 8 9 10 11 12 13
14 15 16 17 18 19 20 21 22 23 24 25
Specifications:
7 foot long cable
DB9 male adapter with a female converter

Figure 12: SM110 - DB25 to DB25 (Null Host) Cable

Figures 13 through 15 are cables designed to connect an ION device with a Cisco device console port.


3500/5500/5600 - RJ45 to RJ45 (Cisco & Sun cable)
Part # WC-45EC7
SIGNAL PIN
RTS 1
DTR 2
TX 3
GND 4
GND 5 NC
RX 6
DSR 7
CTS 8
CISCO CONSOLE
PIN SIGNAL
NC 1 DSR
2 DTR
3 CD
4 GND
5 TX
6 RX
7 RTS
8 CTS
ION HOST
PIN 1
CISCO CONSOLE
Label
ION HOST
Label
PIN 1
12345678
Notes:
This cable is compatible with most Cisco devices. See the next section for a list of compatible Cisco devices or refer to Cisco documentation
Specifications:
7 foot long cable
RJ45 adapters on both ends

Figure 13: 3500/5500/5600 - RJ45 to RJ45 (Cisco and Sun) Cable


SM110 - DB25 to RJ45 (Cisco & Sun cable)
Part # WC-45EC25M7
DB25
RJ45
RTS 4 — 1 RTS
DTR 20 — 2 DTR
TD 2 — 3 TX
GND 7 — 4 GND
5 GND
RX 3 — 6 RX
DSR 6 — 7 DSR
CTS 5 — 8 CTS
1 2 3 4 5 6 7 8 9 10 11 12 13
14 15 16 17 18 19 20 21 22 23 24 25
1 2 3 4 5 6 7 8
Specifications:
7 foot long cable

Figure 14: SM110 - DB25 to RJ45 (Cisco and Sun) Cable


3500/5500/5600 - RJ45 to RJ45 (Cisco Catalyst 5509)
Supervisor Engine Board
Part # WC-45EC7-5509
SIGNAL PIN
PIN SIGNAL
CISCO CONSOLE
TX 3
GND 4
GND 5 NC
RX 6
DSR 7
8
NC 1 DSR
2 DTR
3 CD
4 GND
5 TX
6 RX
7 RTS
8 CTS
ION HOST
PIN 1
CISCO CONSOLE
Label
ION HOST
Label
PIN 1
Notes:
This cable is compatible with most Cisco devices. See the next section for a list of compatible Cisco devices or refer to Cisco documentation
Specifications:
7 foot long cable
RJ45 adapters on both ends
1 2 3 4 5 6 7 8

Figure 15: 3500/5500/5600 - RJ45 to RJ45 (Cisco Catalyst 5509)

Serial Cable Specifications

Table 15: CABLE SPECIFICATIONS and PRICING

DEVICE SERIAL PORT	ION DEVICE	CABLE DESCRIPTION[1]	HEADSHELL with CABLE[2]	HEADSHELL ONLY
DB9, DTE	3500/5500/ SA5600	RJ45 to DB9 male/female,[2] Straight	WC-45E9MF7	WG-45E9MF
	SM110	DB9 male/female[2] to DB25 male, Straight	WC-9MF25M7	
DB25, DTE	3500/5500/ SA5600	RJ45 to DB25 male/female,[2] Straight	WC-45E25MF7	WG-45E25MF
	SM110	DB25 male to DB25 male/female,[2] Straight	WC-25MF25M7	
DB9, DCE	3500/5500/ SA5600	RJ45 to DB9 male/female,[2] Null	WC-45E9NMF7	WG-45E9NMF
	SM110	DB9 male/female[2] to DB25, Null	WC-9MF25NM7	
DB25, DCE	3500/5500/ SA5600	RJ45 to DB25 male, Null	WC-45E25NMF7	WG-45E25NMF
	SM110	DB25 male to DB25 male/female,[2] Null	WC-25M25NMF7	
(RJ45 extension)	All	RJ45 female-to-female connector (Extends WC-45EC or other RJ45 cable)		WG-45FF
Most Cisco, Sun	3500/5500/ SA5600	RJ45 to RJ45 for Cisco and Sun	WC-45EC7	
	SM110	RJ45 to DB25 male for Cisco and Sun	WC-45EC25M7	WG-45EC25M
	3500/5500/ SA5600	WC-45EC7 and WG-45FF	WC-45ECF7	
	SM110	WC-45EC25M7 with WG-45FF	WC-45ECF25M7	
	3500/5500/ SA5600	WC-45EC7-5509		

1. All Cables are 7 feet in length unless otherwise noted.
2. Part numbers containing "9MF" or "25MF" indicate a male 9- or 25-pin connector with a female-to-female adapter attached; remove the adapter to change from female to male.

Serial Cable Compatibility Chart with Third Party Devices

This section lists the specific cables needed for connecting third party devices to the host port of an ION appliance.

Table 16: THIRD PARTY DEVICES

MANUFACTURER	MODEL	CONSOLE	SIGNAL	ION APPLIANCE CABLE	ION SECURE MODEM CABLE
Alcatel	OmniSwitch 6600-U24	RJ45	DCE		
	OmniSwitch 6600-P24	RJ45	DCE		
	OmniSwitch 6602-24	RJ45	DCE		
	OmniSwitch 6602-48	RJ45	DCE		
	OmniSwitch 6624	DB9	DCE	WC-45E9NMF7	
	OmniSwitch 6648	DB9	DCE	WC-45E9NMF7	
Apple	Xserv G5	DB9m	DTE	WC-45E9MF	WC-9MF25M7
Avaya	Definity G3SI	DB25	DCE	WC-45E25MF7	WC-25MF25M7
Avaya	Definity (SAT Terminal port)	DB25	DTE	WC-45E25NMF7	WC-25MF25NM7
Avaya	MapD	DB25	DTE	WC-45E25MF7	WC-25MF25M7
Avaya	Intuity (RMB Board)	DB9	DTE	WC-45E9MF7	WC-9MF25M7
Avaya	CMS	DB25	DTE	WC-45E25MF7	WC-45EC25M7
Avaya	PG230	DB25	DTE	WC-45E25MF7	WC-25MF25M7
Avaya	Octel 250	DB9	DTE	WC-45E9MF7	WC-9MF25M7
Avaya	Octel 350	DB25	DTE	WC-45E25MF7	WC-25MF25M7
Avaya	Octel (J1 port)	DB25	DCE	WC-45E25NMF7	WC-25MF25NM7
Bluecoat	6046	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Bluecoat	800-0B	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Cache	Flow CA-645	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Cisco	1000 Series	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	1600 Series	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	2500 Series	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	2600 Series	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	3015 VPN Concentrator	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Cisco	3600 Series	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	3900 Switch	RJ45f	DTE	WC-45E9MF7	WC-9MF25M7
Cisco	7200 Series	DB25f	DTE	WC-45E25MF7	WC-25MF25M7

Table 16: THIRD PARTY DEVICES					
MANUFACTURER	**MODEL**	**CONSOLE**	**SIGNAL**	**ION APPLIANCE CABLE**	**ION SECURE MODEM CABLE**
Cisco	Catalyst 65xx	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	Catalyst 4006	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	Catalyst 3524	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	Catalyst 2950	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	Catalyst 2924	DB25m	DTE	WC-45E25MF7	WC-45E25MF25M7
Cisco	Catalyst 2948G	RJ45f	DTE	WC-45EC7	WC-45EC2
Cisco	Catalyst 2980G	RJ45f	DTE	WC-45EC7	WC-45EC2
Cisco	Catalyst 5509 Super-visor Console	RJ45f	DTE	WC-45EC7-5509	-
Cisco	Catalyst 5509 RSM	DB25F	DTE	WC-45E25MF7	WC-25MF25M7
Cisco	FastHub 400	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Cisco	GSR	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Cisco	PIX (all models)	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Dell	PowerConnect 5212	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Dell	PowerEdge	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Enterasys	SSR-8600	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Enterasys	VH-series	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
F5	BigIP	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
F5	3DNS	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
F5	GSite	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Foundry	BigIron MG8	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Fujitsu	Primepower 850/ 2500	DB25m	DTE	WC-45E25MF7	WC-25MF25M7
Generic	PC-based Server	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
HP	Alpha DS10/DS10L/ DS20E	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
HP	Alpha GS140/GS160	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
HP	4000 Procurve Switch	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
HP	HP9000	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
HP	Proliant DL360/ DL380	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
HP	Proliant ML370	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
IBM	H80	DB9f	DTE	WC-45E9MF7	WC-9MF25M7
IBM	p610/660	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
IBM	p690	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
IBM	RS/6000	DB9f	DTE	WC-45E9MF7	WC-9MF25M7

Table 16: THIRD PARTY DEVICES					
MANUFACTURER	**MODEL**	**CONSOLE**	**SIGNAL**	**ION APPLIANCE CABLE**	**ION SECURE MODEM CABLE**
Juniper Networks	M10i	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Juniper Networks	M7i	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Juniper Networks	E Series	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Marconi	SCP-ASXHA i960ha	DB9f	DTE	WC-45E9MF7	WC-9MF25M7
Marconi	SCP-ASXP p55	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Marconi	SCP-P5-200 p200	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Mitel	SX200	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Mitel	SX2000	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Netscreen	500	DB9f	DTE	WC-45E9MF7	WC-9MF25M7
NetAppliances	(all models)	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Nokia	650 VPN appliance	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Nokia	IP 330 console and serial	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Nortel	Alteon ACD	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Nortel	Alteon Web Switch	DB9f	DTE	WC-45E9MF7	WC-9MF25M7
Nortel	Contivity 2500/4500	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Nortel	Option Switch (Merid-ian)	DB25m	DTE	WC-45E25MF7	WC-25M25MF7
Nortel	Communications Server	DB25	DTE	WC-45E25MF7	WC-25M25MF7
Packeteer	Packet Shaper 4500	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Scientific Atlanta	QPSK Demod D9492	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
Scientific Atlanta	QPSK Mod D9482	DB9m	DCE	WC-45E9NMF7	WC-9MF25NM7
SGI	Generic	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Shiva	LanRover	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
Siemens	HiCom				
Sun	Blade 100	DB9m	DTE	WC-45E9MF7	WC-25MF25M7
Sun	Blade 1000	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Enterprise (all mod-els)	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Fire v100/v120	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Fire v210/v240/v280	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Sun	Fire 280r	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Fire 420r	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Fire v440	RJ45f	DTE	WC-45EC7	WC-45EC25M7

Table 16: THIRD PARTY DEVICES					
MANUFACTURER	**MODEL**	**CONSOLE**	**SIGNAL**	**ION APPLIANCE CABLE**	**ION SECURE MODEM CABLE**
Sun	Fire v480/v490	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Sun	Fire v880/v890	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Fire v1280	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Sun	Fire 3800/4800/ 4810	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Fire 6800	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	LX50	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Netra 20	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Netra ft 1800	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Netra t 1120/1125	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Netra t 1400/1405	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Netra t1 (all models)	RJ45f	DTE	WC-45EC7	WC-45EC25M7
Sun	Netra X1	RJ45f	DTE	WC-45EC	WC-45EC25M7
Sun	SPARCstation 10	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	StorEdge 3000/3310	DB9f	DTE	WC-45E9MF7	WC-9MF25M7
Sun	StorEdge 3510/3511	DB9f	DTE	WC-45E9MF7	WC-9MF25M7
Sun	Ultra 1/2/5/10/30/60/ 80	DB25f	DTE	WC-45E25MF7	WC-25MF25M7
Sun	Cobalt RaQ 1/2/3	DB9m	DTE	WC-45E9MF7	WC-9MF25M7
X-Pedition	8600	DB9m	DTE	WC-45E9MF7	WC-9MF25M7